                                                            UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         Washington, DC 20549

                                                               FORM 8-K

                                                        CURRENT REPORT Pursuant
                                                     to Section 13 or 15(d) of the

                                                    Securities Exchange Act of 1934

                                  Date of report (Date of earliest event reported): January 25, 2006

                                                          ACXIOM CORPORATION
                                        (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
                                            (State or Other Jurisdiction of Incorporation)

                           0-13163                                                       71-0581897
                     (Commission File Number)                             (IRS Employer Identification No.)

    1 Information Way, P.O. Box 8180, Little Rock, Arkansas                              72203-8180
         (Address of Principal Executive Offices)                                        (Zip Code)

                                                             501-342-1000
                                         (Registrant's Telephone Number, Including Area Code)

                                                            Not Applicable
                                     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         On January 25, 2006, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for the third quarter of fiscal year 2006.  The Company will hold a conference call at 4:30 p.m. CST today to discuss this information further.  Interested parties are invited to listen to the call, which will be broadcast via the Internet at
www.acxiom.com.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

         The Company's press release, including the Financial Road Map, and other communications from time to time include certain non-GAAP financial measures.  A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

         The attached press release utilizes a non-GAAP measure of free cash flow.  Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions.  The Company's management believes that while free cash flow does not represent the amount of money available for the Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, it nevertheless provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

         In addition, return on invested capital, also included in the attached press release, is a non-GAAP financial measure.
Management defines "return on invested capital" as income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters' average invested capital.  The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases [(beginning balance +
ending balance)/2] times an 8% implied interest rate on the leases.  Average invested capital is defined as the trailing 4 quarter average of the ending quarterly balances for total assets less cash, less non-interest bearing liabilities, plus the present value of operating leases.  Return on invested capital also excludes the impact of certain unusual charges recorded during the quarter ended
September 30, 2005.  Management believes that return on invested capital is useful because it provides investors with additional information for evaluating the efficiency of the Company's capital deployed in its operations.  Return on invested capital does not consider whether the business is financed with debt or equity, but rather calculates a return on all financial capital invested in the business.  Return on invested capital includes the present value of future payments on operating leases as a component of the denominator of the calculation, and adjusts the numerator of the calculation for the implied interest expense on those operating leases, in order to recognize the fact that the Company finances portions of its operations with leases instead of using either debt or equity.  A reconciliation of return on invested capital to return on assets is included as an attachment to the press release.

         Adjusted U.S. operating margin, adjusted international operating margin, and adjusted return on assets are also non-GAAP measures since they exclude unusual charges for the quarter ended September 30, 2005.  These charges are excluded as unusual because they were not considered or anticipated when management set the Financial Road Map targets for fiscal 2006, and therefore management believes that it is appropriate to exclude these charges for purposes of comparison to the Financial Road Map.  Furthermore, management believes this information will be useful to investors in assessing the Company's performance against the stated Road Map targets.  A reconciliation of the adjusted operating margin to operating margin and a reconciliation of adjusted return on assets to return on assets are included in an attachment to the press release.

         EBITDA is defined as earnings before interest, taxes, depreciation and amortization.  EBITDA is not mentioned in the attached press release, but may be discussed during the conference call.  EBITDA can be calculated directly from the financial statements by adding pre-tax income plus interest expense from the statement of operations plus depreciation and amortization from the cash flow statement.  Management believes EBITDA is a useful measure of liquidity which may be used by investors to assess the
Company's ongoing operations and liquidity.

         The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are furnished herewith:

  Exhibit
  Number                                                  Description
------------ -------------------------------------------------------------------------------------------------------

   99.1      Press Release of the Company dated January 25, 2006 announcing third quarter earnings for fiscal year
             2006.

                                                               SIGNATURE

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 25, 2006

                                                     ACXIOM CORPORATION

                                                     By:      /s/ Jerry C. Jones
                                                              _________________________________
                                                     Name:    Jerry C. Jones
                                                     Title:   Business Development/Legal Leader

                                                             EXHIBIT INDEX

  Exhibit
  Number                                                  Description
--------------------------------------------------------------------------------------------------------------------

   99.1      Press Release of the Company dated January 25, 2006 announcing third quarter earnings for fiscal year
             2006.